Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments

As of December 31, 2021 (Unaudited)

Number
of Shares		Value
	PRIVATE INVESTMENT VEHICLES — 80.3%
	INVESTMENT PARTNERSHIPS — 76.7%
N/A	AG Essential Housing Fund II Holdings, LP1	$2,250,000
N/A	Annaly Credit Opportunities Onshore Fund, LP1,2	3,068,666
N/A	Ares Commercial Finance, LP1,2	13,135,522
N/A	Atalaya A4 (Cayman), LP1	20,872,684
N/A	Atalaya Digithouse Opportunity Fund, LLC[1,2]	4,541,499
N/A	Banner Ridge Secondary Fund IV, LP [1,2]	1,623,446
N/A	Carlyle Credit Opportunities Fund II, SCSP[1,2]	2,817,569
N/A	Crestline Specialty Lending III (U.S.), LP1,2	4,588,679
N/A	Everberg Capital Partners II, LP1,2	6,464,346
N/A	Felicitas Secondary Fund II Offshore, LP1,2	4,677,697
N/A	Harvest Partners Structured Capital Fund III, LP1,2	8,227,355
N/A	Hercules Private Global Venture Growth Fund I, LP1,2	24,332,842
N/A	HPS Specialty Loan V-L, LP1,2	14,809,207
N/A	Linden Structured Capital Fund-A, LP1,2	14,848,642
N/A	Pathlight Capital Fund II, LP1,2	23,388,860
N/A	Raven Asset Based Credit Fund II, LP1,2	5,074,346
N/A	Shamrock Capital Debt Opportunities I, LP1	2,034,044
N/A	Silver Point Specialty Credit Fund II, LP1	24,693,062
N/A	Thompson Rivers, LLC[1,2]	5,141,105
N/A	VPC Asset Backed Opportunistic Credit Fund, LP1,2	16,186,796
N/A	Waccamaw River, LLC [1]	6,896,297
		209,672,664
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 1.3%
290,070	Business Development Corp. Of America[1,2]	2,202,703
25,714	Owl Rock Technology Finance Corp. II1,2	385,715
211,950	Sierra Income Corp.[1,2]	1,127,571
		3,715,989
	PRIVATE EQUITY — 0.3%
1	Owl Rock Technology Holdings II LLC	743,040

	SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS — 2.0%
N/A	17Capital Co-Invest (B) SCSp[1]	5,431,932
	TOTAL PRIVATE INVESTMENT VEHICLES
	(Cost $209,190,043)	219,563,625

Principal
Amount
SENIOR SECURED LOANS — 9.6%
CONSUMER DISCRETIONARY — 1.8%
Gateway Casinos & Entertainment Limited
$1,000,000	First Lien Term Loan, 8.750% (3-Month USD Libor+800 basis points), 10/22/2027[7]	980,000

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2021 (Unaudited)

Principal
Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Iconix Brand Group, Inc.
$3,950,000	First Lien Term Loan, 8.500% (3-Month USD Libor+750 basis points), 8/4/2025[7]	$3,871,000
		4,851,000
	FINANCIALS — 2.9%
	Elevate Credit, Inc.
2,000,000	First Lien Term Loan, 13.730%, 10/20/2022[2]	2,000,000
	NSCF Funding 2021-1 LLC
2,925,233	Delayed Draw, 9.500% (3-Month USD Libor+900 basis points), 11/2/2025[7]	2,925,234
3,009,346	First Lien Term Loan, 9.500% (3-Month USD Libor+900 basis points), 11/2/2025[7]	3,009,346
		7,934,580
	INDUSTRIALS — 1.1%
	Retail Services WIS Corporation
3,000,000	Delayed Draw, 8.750% (3-Month USD Libor+775 basis points), 5/20/2025[7]	2,970,000

	MATERIALS — 0.5%
	North Haven Goldfinch Topco, LLC
1,500,000	11.750%, 12/23/2024[2]	1,455,000

	TECHNOLOGY — 3.3%
	AIDC Acquisition, LLC
3,000,000	First Lien Term Loan, 8.090% (1-Month USD Libor+709 basis points), 4/1/2026[7]	2,970,000
	Merlin International, Inc.
2,000,000	First Lien Term Loan, 10.000% (3-Month USD Libor+900 basis points), 8/6/2023[2,7]	1,920,000
	Solera Global Holdings
2,000,000	Second Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 6/4/2029[7]	1,940,082
	Vista Credit Technology
2,133,560	First Lien Term Loan, 11.250% (3-Month USD Libor+1,125 basis points), 6/13/2024[2,7]	2,131,063
		8,961,145
	TOTAL SENIOR SECURED LOANS
	(Cost $26,179,915)	26,171,725
	SUBORDINATED DEBT — 6.2%
	FINANCIALS — 6.2%
2,000,000	OTR Midco, LLC, 12.000%, 5/12/2026[2]	2,000,000

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2021 (Unaudited)

Principal
Amount		Value
	SUBORDINATED DEBT (Continued)
	FINANCIALS (Continued)
$15,000,000	LUNA SUB 2 LLC, 9.000%, 12/31/2028	$14,925,000
		16,925,000
	TOTAL SUBORDINATED DEBT
	(Cost $16,925,000)	16,925,000

Number
of Shares
	PREFERRED STOCKS — 3.9%
	HEALTH CARE — 2.0%
3,000	Finthrive Series A-2 Preferred, 11.000%[2]	2,910,000
	Propharma, LLC
2,500	Jayhawk Intermediate LLC, Series B Preferred, 13.000%[3]	2,425,663
		5,335,663
	INDUSTRIALS — 0.7%
	Atomic Transport, LLC LP
2,500	Atomic Blocker, LLC, Class A Preferred, 8.500%[2,4]	1,798,138

	TECHNOLOGY — 1.2%
3,500	Mandolin Technology Intermediate Holdings, Inc. - Series A, 10.500%[2]	3,395,000
	TOTAL PREFERRED STOCKS
	(Cost $10,512,701)	10,528,801

Principal
Amount
	COLLATERALIZED LOAN OBLIGATIONS — 2.5%
	Barings Middle Market CLO Ltd. 2017-I
$2,000,000	8.784% (3-Month USD Libor+866 basis points), 1/20/2034[5,6,7]	1,960,000
2,905,983	16.000%, 1/20/2034[5,6,8]	2,559,642
	TCP Whitney CLO Ltd.
2,500,000	8.302% (3-Month USD Libor+816 basis points), 8/20/2033[2,5,6,7]	2,445,000
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $6,781,635)	6,964,642

Number
of Shares
	COMMON STOCKS — 0.2%
	INDUSTRIALS — 0.2%
	Atomic Transport, LLC
2,188	Atomic Blocker, LLC Class W Common[2]	653,096
	TOTAL COMMON STOCKS
	(Cost $654,496)	653,096

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2021 (Unaudited)

Number
of Shares		Value
	WARRANTS — 0.1%
	TECHNOLOGY — 0.1%
3,246	VHG Investment Fund I, LP (for warrants of Afiniti, Ltd.)^,2	$172,839
	TOTAL WARRANTS
	(Cost $172,839)	172,839

	SHORT-TERM INVESTMENTS — 9.5%
25,904,091	State Street Institutional U.S. Government Money Market Fund, 0.02%[2,9]	25,904,091
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $25,904,091)	25,904,091

	TOTAL INVESTMENTS — 112.3%
	(Cost $296,320,720)	306,883,819

	Liabilities Less Other Assets — (12.3)%	(33,599,264)
	NET ASSETS — 100.0%	$273,284,555

LP – Limited Partnership

LLC – Limited Liability Company

[1]	Investment valued using net asset value per share as practical expedient. See Note 4 for respective investment strategies, unfunded commitments, and redemptive restrictions.

[2]	As of December 31, 2021 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $186,513,224 as of December 31, 2021. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Schedule of Investments for additional information.

[3]	Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.

[4]	Atomic Blocker, LLC holds Class A Preferred Units in Atomic Holdings, LLC, which is the holding company that owns Atomic Transport, LLC.

[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $6,964,642, which represents 2.6% of total net assets of the Fund.

[6]	Callable.

[7]	Floating rate security. Rate shown is the rate effective as of period end.

[8]	Variable rate security. Rate shown is the rate in effect as of period end.

[9]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Schedule of Investments.

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Forward Foreign Currency Exchange Contracts

As of December 31, 2021 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Euro	State Street	USD	March 31, 2022	(5,038,518)	$(5,706,122)	$(5,747,403)	$(41,281)

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(5,706,122)	$(5,747,403)	$(41,281)

USD – U.S. Dollar

See accompanying Notes to Consolidated Schedule of Investments.

Cliffwater Enhanced Lending Fund

Notes to Consolidated Schedule of Investments
December 31, 2021 (Unaudited)

1. Organization

The Cliffwater Enhanced Lending Fund (the “Fund”) is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and was organized as a Delaware statutory trust on January 22, 2021. The Fund is a “fund of funds” that operates as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund commenced operations on July 1, 2021. Simultaneous with the commencement of the Fund's operations, the Cliffwater Enhanced Lending Fund LP (the "Predecessor Fund"), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment manager and portfolio managers. The proposed Plan of Reorganization was approved by the Fund's Board of Trustees (the "Board") on June 16, 2021. The tax-free reorganization was accomplished at the close of business on June 30, 2021.

The Fund’s primary investment objective is to seek high current income and modest capital appreciation. The Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in lending to businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, the level of which is commensurate with the probability of loss for each investment or strategy, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as sale leasebacks of real estate or equipment. Investments by the Fund may take the form of secured or unsecured bonds and loans with a fixed or floating coupon, a structured capital instrument with preference to common equity holders and a stated contractual interest payment or rate of return, assets with fixed lease payments, or other assets with predictable cash flow streams. Investments may be made directly or indirectly through a range of investment vehicles that the Investment Manager believes offer high current income across corporate, real asset and alternative credit opportunities. The Investment Manager will employ a dynamic process that allocates the Fund’s assets between Investment Funds and direct investments.

Consolidation of a Subsidiary

On July 1, 2021, CELF SPV LLC ("CLCE SPV”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments of the Fund includes the accounts of CLCE SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. On July 1, 2021, CELF SPV Holdings (PP) LLC ("CLCE HOLD”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments of the Fund includes the accounts of CLCE HOLD. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of December 31, 2021.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of December 31, 2021, the Fund had one outstanding forward currency contracts sold short.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Loan Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered and accrued interest payments to be made by the Fund to counterparties are reflected as liabilities on the consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as interest from reverse repurchase agreements on the consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. For the period beginning July 1, 2021 (commencement of operations) and period ended December 31, 2021, there was no balance outstanding.

Borrowing, Use of Leverage

On December 20, 2021, the Fund’s wholly owned subsidiary, CELF SPV LLC (“CELF SPV”), entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as an initial lender and the administrative agent, C.M. Life Insurance Company as an initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Alter Domus (US) LLC as the Collateral Custodian and other parties. As of December 20, 2021, the Facility provides for borrowings on a committed basis in an aggregate principal amount up to $50,000,000, which amount may be increased to $100,000,000 at the election of CELF SPV and increased further from time to time upon mutual agreement by the Lenders and CELF SPV secured by the Fund’s equity interest in CELF SPV and by CELF SPV’s assets. The Facility matures on December 20, 2029. In connection with the Facility, CELF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CELF SPV or the Fund; (iii) a change of control of CELF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable. Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

3. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2021:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$-	$-	$26,171,725	$-	$26,171,725
Private Investment Vehicles	-	-	743,040	218,820,585	219,563,625
Collateralized Loan Obligations	-	6,964,642	-	-	6,964,642
Preferred Stocks	-	-	10,528,801	-	10,528,801
Common Stock	-	-	653,096	-	653,096
Subordinated Debt	-	-	16,925,000	-	16,925,000
Warrant	-	-	172,839	-	172,839
Short-Term Investments	25,904,091	-	-	-	25,904,091
Total Investments, at fair value	$25,904,091	$6,964,642	$55,194,501	$218,820,585	$306,883,819
Total Assets	$25,904,091	$6,964,642	$55,194,501	$218,820,585	$306,883,819
Liabilities
Other Financial Instruments[1]
Forward Contracts	$-	$41,281	$-	$-	$41,281
Total Liabilities, at fair value	$-	$41,281	$-	$-	$41,281

[1]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period ended December 31, 2021:

	Senior Secured Loans	Preferred Stocks	Common Stocks	Subordinated Debt	Private Investment Vehicles	Warrants	Total
Balance as of July 1, 2021	$1,920,000	$4,207,701	$654,496	$2,000,000	$-	$-	$8,782,197
Purchases	27,211,475	6,305,000	-	14,925,000	743,040	172,839	49,357,354
Sales/Paydowns	(2,950,832)	-	-	-	-	-	(2,950,832)
Realized gains(losses)	1,609	-	-	-	-	-	1,609
Original issue discount and amendment fees	(30,000)		-		-	-	(30,000)
Amort	27,663	-	-	-	-	-	27,663
Change in unrealized appreciation (depreciation)	(8,190)	16,100	(1,400)	-	-	-	6,510
Transfers in	-	-	-	-	-	-	-
Transfers out	-	-	-	-	-	-	-
Balance as of December 31, 2021	$26,171,725	$10,528,801	$653,096	$16,925,000	$743,040	$172,839	$55,194,501

4. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2021:

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
17Capital Co-Invest (B) SCSp	Special Purpose Vehicle for Senior Secured Bonds	$4,771,409	$62,500	None	N/A	Liquidation to commence on the earlier of 5/7/2031 but no later than 180 days following full realization

AG Essential Housing Fund II Holdings (DE), L.P.	Investment Partnerships	2,250,000	27,750,000	None	N/A	Three years from the end of the commitment period with two one-year extensions
Annaly Credit Opportunities Onshore Fund LP	Investment Partnerships	3,068,667	-	None	N/A	May 31, 2025 with two one-year extensions available
Ares Commercial Finance Feeder (A) LP	Investment Partnerships	13,135,522	13,080,652	None	N/A	June 30, 2025
Atalaya A4 (Cayman) LP	Investment Partnerships	20,872,684	19,455,042	None	N/A	Each investment pool to dissolve at the end of its liquidation period
Atalaya Digithouse Opportunity Fund LLC	Investment Partnerships	4,541,499	500,000	None	N/A	Until dissolved pursuant to the limited partnership agreement
Banner Ridge Secondary Fund IV (Offshore), LP	Investment Partnerships	1,623,446	8,368,419	None	N/A	June 15, 2031 with one-year extensions available
Business Development Corp. Of America	Non-Listed Business Development Companies	2,202,703	-	Semi-Annually[1]	N/A	N/A
Carlyle Credit Opportunities Fund (Parallel) II, SCSp	Investment Partnerships	2,817,569	7,288,662	None	N/A	February 2029 with two consecutive one-year extensions
Crestline Specialty Lending III (US), L.P.	Investment Partnerships	4,588,679	15,839,677	None	N/A	December 1, 2028 with one-year extensions available
Everberg Capital Partners II, L.P	Investment Partnerships	6,464,346	13,603,316	None	N/A	Seventh anniversary of the final closing with two one-year extensions
Felicitas Secondary II Offshore LP	Investment Partnerships	4,677,697	6,780,011	None	N/A	January 10, 2030 with one-year extensions available
Sierra Income Corporation	Non-Listed Business Development Companies	1,127,571		Semi-Annually[2]	N/A	Liquidity event within seven years following completion of offering period

Harvest Partners Structured Capital Fund III	Investment Partnerships	8,227,355	11,910,266	None	N/A	Ten years from the final closing date with one-year extensions
Hercules Private Global Venture Growth Fund I LP	Investment Partnerships	24,332,842	15,855,656	None	N/A	July 1, 2027 with one-year extensions available
HPS Specialty Loan Fund V-L, L.P.	Investment Partnerships	14,809,207	15,750,000	None	N/A	Fourth anniversary of the termination of the commitment period with one-year extensions available
Linden Structured Capital Fund-A LP	Investment Partnerships	14,848,642	7,595,674	None	N/A	October 25, 2029 with one-year extensions available
Owl Rock Technology Finance Corp. II	Non-Listed Business Development Companies	385,715	6,494,610	None	N/A	Earlier of the five year anniversary of the Final Closing and the seven year anniversary of the Initial Closing, with two one-year extensions available
Pathlight Capital Fund II, LP	Investment Partnerships	23,388,860	17,837,824	None	N/A	Until last day of the fiscal quarter after the fifth anniversary of the final closing date with one-year extensions available
Raven Asset-Based Credit Fund II	Investment Partnerships	5,074,346	7,624,570	None	N/A	January 2029 with two one-year extensions available
Shamrock Capital Debt Opportunities Fund I, L.P.	Investment Partnerships	2,034,044	17,909,057	None	N/A	Ten years from the final closing date with one-year extensions

Silver Point Specialty Credit Fund II, L.P.	Investment Partnerships	24,693,062	11,317,433	None	N/A	September 6, 2023 with one-year extensions available
Sixth Street Growth Partners II (B), L.P.	Investment Partnerships	-	10,000,000	None	N/A	December 31 immediately following four-year anniversary of the commitment period expiration date with two one-year extensions
Thompson Rivers LLC	Investment Partnerships	5,141,105	-	None	Redemptions permitted with the consent of the investment fund's voting members	Until cancellation of the Certificate of Formation
VPC Asset Backed Opportunistic Credit Fund, L.P.	Investment Partnerships	16,186,796	13,857,430	None	N/A	Five years after initial closing date with two one-year extensions
Waccamaw River LLC	Investment Partnerships	6,896,297	5,640,000	None	Redemptions permitted with the prior consent of the Board	Until cancellation of the Certificate of Formation

[1]	Up to 10% at each semi-annual tender offer
[2]	Up to 2.5% at each quarterly tender offer